UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period:  October 31, 2014

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Annual Report
October 31, 2014

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “microcap” companies).  The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “microcap” companies). The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The microcap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some microcap companies.  However, microcap companies will only make up a small portion of the Fund’s portfolio.  Microcap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Report
October 31, 2014

From the Desk of Michael Corbett, President and CIO	2

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	5
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11

Perritt Ultra MicroCap Fund
From the Portfolio Managers	12
Performance	16
Ten Largest Common Stock Holdings	18
Allocation of Portfolio Investments	19

Perritt Low Priced Stock Fund
From the Portfolio Managers	20
Performance	24
Ten Largest Common Stock Holdings	26
Allocation of Portfolio Investments	27

Perritt Funds
Schedules of Investments	28
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	42
Notes to Financial Statements	45
Report of the Independent Registered Public Accounting Firm	54
Expense Example	56
Directors and Officers	58
Information	61

Perritt Funds, Inc.

From the Desk of Michael Corbett, President and CIO

Michael Corbett,
President and CIO

It’s hard to believe I have spent nearly three decades in the financial services industry.  During that time, I have experienced a wide range of economic environments and financial markets.  There have been three recessions in the past three decades, and they have occurred, on average, about every eight years and there have been 47 recessions since 1790, which equates to one every 4.8 years.  Given that the last recession ended more than five years ago, one might think that averages indicate that another recession could come soon.  However, this past recession was very different than the average recession.  First, the 2008-2009 recession was deeper and lasted longer than average.  The average recession lasts about 12 months, while the 2008-2009 recession lasted 18 months.  The economic recovery following this recent recession has also been very modest versus the average recovery.  I think the most interesting point is that while the recession ended five years ago, the average person stills believes that we are in a recession.  A recent poll conducted by The Washington Post found that more than 70 percent of people surveyed believe we are still in an economic recession.

As you might have guessed, recessions and bear markets occur around the same time.  I have experienced some interesting bear markets in my career.  As you may know, bear markets are defined as a 20 percent decline in an index or a group of stocks.  During the past three decades, I have witnessed six different bear markets. The last recession ended in June 2009 just four months after the bear market which ended February 2009.  Since World War II, the broader markets, as measured by the Dow Jones Industrial Average and the S&P 500 Index, have experienced thirteen bear markets.

While volatility has increased during the past year, the overall indexes have not experienced a bear market.  However, a closer look shows that while the indexes have not shown a bear market, the average stock held in the indexes has, in fact, experienced a bear market.  We would define this situation as a “stealth bear market”.  A “stealth bear market” is a market where the average stock is down more than 20 percent, but the index is not down 20 percent.  Today, the S&P 500 Index has been hitting record highs on nearly a daily basis, but 6 percent of the stocks in the Index are down more than 20 percent.  While those results don’t show a stealth bear market, a look at smaller company performance tells a different story.  The Russell 2000 Index hit a record of 1,208 on March 4, 2014, and closed 13.2 percent lower on October 13, 2014.  While that performance does not meet the bear market definition, more than 40 percent of the stocks in the index were down more than 20 percent from their highs.  In other words, nearly half of the stocks in the index were well into bear market territory.  Finally, the Russell Microcap Index declined 16.7 percent.  The Russell Microcap Index, which includes over 1,600 holdings, had more than 66 percent of its stocks drop into bear market territory.  The Russell Microcap Index is most certainly in a stealth bear market!  This recent performance reminds me of the late 1990’s.  In that period, the indexes performed well and hit new highs regularly, but underneath the overall markets there was a stealth bear market.

Perritt Funds, Inc.

There is a saying in the financial markets:  history does not repeat, it rhymes.  If the current period does rhyme with the 1990’s, we think the next few years could be positive for smaller company stocks.

When I review volatile stock performance, such as what is occurring in the markets today, I am often reminded of what the famous investor Sir John Templeton said, “Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.”  Given the level of negative sentiment toward the economy and the weakness in smaller company stocks, we believe that the equity markets are not at the end of the bull market.  This negative sentiment is one of the reasons we were confident in launching our third mutual fund earlier this year.  We now offer investors three different investment options that cover the majority of the smaller company universe.  Our Perritt Ultra MicroCap Fund invests in the smallest of companies, with a median market capitalization of $77 million as of 10/30/14.  Our mandate with the Ultra MicroCap Fund is to invest in companies with market capitalizations below $300 million, but maintain a median market capitalization below $100 million.  Our Perritt MicroCap Opportunities Fund is our legacy portfolio that invests in the next level of smaller companies.  Investors should expect the MicroCap Opportunities Fund to have a median market capitalization between $200 and $500 million.  Our newest Fund, The Perritt Low Priced Stock Fund, invests in companies with market capitalizations between $500 million to $3 billion and with stock prices below $15 at the time of initial purchase.  We would expect the Low Priced Stock Fund’s median market cap to be $1 billion or less.  As a shareholder in each of our mutual funds and with the majority of my personal liquid net worth committed to these portfolios, I have a great deal of confidence in these Funds’ future prosperity.  Thank you for your investment.  Please visit our website www.perrittcap.com for articles and further commentary about the smaller company universe.

Michael J Corbett
President and Chief Investment Officer

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Dow Jones Industrial Average (DJIA) is defined as a price-weight average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Perritt Funds, Inc.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Market Capitalization is defined as the total dollar market value of all of a company’s outstanding shares. Market capitalization is calculated by multiplying a company’s shares outstanding by the current market price of one share.

Price-to-Earnings ratio: Current share price divided by trailing twelve-month earnings.

Price-to-book ratio: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-sales ratio: A ratio for valuing a stock relative to its own past performance, other companies or the market itself. Price to sales is calculated by dividing a stock’s current price by its revenue per share for the trailing 12 months.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett,	George Metrou,
Lead Portfolio Manager	Co-Portfolio Manager
Since 1999	Since 2014

The Perritt MicroCap Opportunities Fund completed a productive year of building and maintaining a portfolio of high quality micro-cap companies.  We are proud of our firm’s 26 year track record, and dedication to micro-cap investing.  The Fund and the advisor continue to remain independent and majority employee owned.

Though fiscal 2014 proved to be a significantly more volatile year than fiscal 2013, the Fund posted a positive return during the period.  For the year ended October 31, 2014, the fund had a 6.17 percent gain, which was below that of the 7.34 percent gain for the Russell Microcap Index, and the 8.06 percent gain for the Russell 2000 Index. The Fund’s longer term results can be viewed on page 9.  Anticipating a heightened level of volatility, the Fund carried a slightly larger than normal cash balance throughout most of the year.  This cash balance partially explains our performance differential, but also afforded us opportunities to take advantage of market volatility.  These opportunities continue to present themselves, and we look forward to improving our relative results.

During the past year, we liquidated twenty-four companies from the portfolio.  Five companies were sold after receiving buyout offers: Costa, Inc. (ATX), Medical Action Industries, Inc. (MDCI), Nicholas Financial, Inc. (NICK), Official Payments Holdings, Inc. (OPAY), and Vitran Corp. (VTRN).  Though the number of companies bought out during the year was below that of prior years, the premiums paid continued to be fairly robust. One transaction in particular, the buyout of Medical Action Industries, afforded shareholders a 93% premium.  We believe this demonstrates the value of synergistic transactions, and speaks to the embedded value in many micro-cap companies.  M&A activity in the micro-cap space continues, and we believe it will have a positive impact on our performance in the future.

Three companies were removed from the portfolio due to a combination of their market capitalization becoming too large, and our valuation hitting our targets: Hornbeck Offshore Services, Inc. (HOS), Rush Enterprises, Inc. (RUSH.B), and Virtusa Corp. (VRTU).  Each of these companies reached market capitalizations in excess of a billion dollars.  Four companies were profitably sold after reaching our targets for valuation: Anika Therapeutics, Inc. (ANIK), Douglas Dynamics, Inc. (PLOW), Ultra Clean Holdings, Inc. (UCTT), and Insteel Industries, Inc. (IIIN).  The remaining twelve issues removed from the portfolio were positions we exited after materially downgrading our outlook for the company and their shares.

As of October 31, 2014 the Fund’s portfolio contained shares of common stock of 125 companies, twenty-nine of which were added during the past year. The Fund’s ten largest holdings, and their descriptions, can be found beginning on page 10 of this report. Based on our earnings estimates, the Fund’s portfolio is trading at nearly 15 times

Perritt MicroCap Opportunities Fund

our 2015 earnings estimates.  The portfolio has a median valuation of 1.0 times revenue, and a median price-to-book value of 1.6 times.  Despite continued positive price performance over the past year for the portfolio, valuations have remained consistent, or have even improved, from the prior year as the underlying fundamentals of the companies we own have improved. The median market capitalization of the portfolio is currently $281 million.

Given the continued positive returns in 2014, and heightened volatility this past year, it is not surprising the Fund’s turnover ratio was again at the higher end of its historical range.  In fiscal 2014, the Fund’s turnover ratio was 29.12%.  We attribute this to our continued efforts to rotate the portfolio to securities which have significantly better prospects for forward returns.  As indicated earlier, we sold numerous issues once they reached our price targets, or the forward returns were expected to be below that of new investment.  The proceeds from these sales were reinvested in securities with more attractive estimated forward returns.

Much of the rotation within the portfolio was within the industrial sector.  For example, we sold Insteel Industries, Inc. (IIIN) after the company achieved our price target, and initiated a position in Schnitzer Steel Industries, Inc. (SCHN).  A number of technology-related companies, such as Virtusa Corp. (VRTU), SeaChange International, Inc. (SEAC), and Ultra Clean Holdings, Inc. (UCTT),  were replaced with more promising investments found in Sizmek, Inc. (SZMK), DSP Group, Inc. (DSPG), and Dice Holdings, Inc. (DHX).  Our Consumer Discretionary holdings saw rotation out of Body Central Corp. (BODY) and VOXX International Corp. (VOXX), with new investments made in Libbey, Inc. (LBY) and Liberty Tax, Inc. (TAX).

More notably, the Fund had a material increase in the number of holdings within the financial sector.  The Fund has historically been underweighted this sector. However, due to a number of attractive factors, the Fund initiated positions in four community banks, three REITs, one investment bank, and one asset manager.  These purchases doubled our position within Financials, from just under 8% at the end of fiscal year 2013, to just under 16% at the end of fiscal year 2014.  The increased allocation to Financials came at the expense of capital allocated to Energy, Healthcare, and Industrials, as well as a reduction in our cash position.

On November 18th the Fund paid a capital gain distribution of $2.41959 per share.  This is the second distribution made by the Fund in the previous seven years.  We feel this reflects our commitment to managing the portfolio in the most tax efficient manner as possible. The capital gain distribution is not reflected in the financials of this annual report because it was completed in fiscal 2015, but distributed in calendar year 2014.  Please review your statement for the full details of the capital gain distribution.

I would like to take this opportunity to thank the management team at Perritt Capital Management, my fellow team members, our Board of Directors, and most importantly, my fellow shareholders, for the support and confidence they have shown in my appointment to Co-Portfolio Manager of the Perritt MicroCap Opportunities Fund.  I approach the position with a great deal of enthusiasm, but also with a great deal of humility regarding the task of being a prudent steward of your capital.

If you have any questions or comments about this report or your investment in the

Perritt MicroCap Opportunities Fund

Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett	George Metrou
President and	Co-Portfolio Manager
Portfolio Manager

Russell 2000 Index An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Microcap Index A capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  The broad index is designed to present an unbiased collection of the smallest tradable securities that still meet exchange listing requirements, so over-the-counter (OTC) stocks and pink sheet securities are excluded. The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants.

One cannot invest directly in an index

Book Value The value at which an asset is carried on a balance sheet. To calculate, take the cost of an asset minus the accumulated depreciation.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2014

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	October 31, 2014

Cumulative Total Returns*
Periods ended October 31, 2014 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	6.17%	70.95%	101.80%	127.56%	556.84%	1,042.85%

Russell 2000® Index	8.06%	65.07%	122.95%	129.62%	233.38%	904.24%
(reflects no deduction
for fees and expenses)

Russell MicroCap® Index	7.34%	73.46%	121.50%	94.51%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns*
Periods ended October 31, 2014 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years
Perritt MicroCap
Opportunities Fund	6.17%	19.57%	15.08%	8.57%	13.37%	10.23%

Russell 2000® Index	8.06%	18.18%	17.39%	8.67%	8.36%	9.67%
(reflects no deduction
for fees and expenses)

Russell MicroCap® Index	7.34%	20.15%	17.24%	6.88%	N/A	N/A
(reflects no deduction
for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the year ended October 31, 2013, as stated in the statutory prospectus, was 1.24%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

VASCO Data Security International, Inc. (VDSI) provides security software and services by designing, developing and marketing security systems to users of digital assets worldwide. VDSI retails its security systems through its direct sales force, distributors, resellers and systems integrators. VDSI’s strategy is to expand its markets and to offer additional products and services to the financial services sector.

GP Strategies Corp. (GPX) is a global performance improvement solutions and e-learning provider for companies in the field of electronics and semiconductor, healthcare, software, finance and accounting as well as government agencies.  The company also provides consulting, engineering and technical services to companies in the automotive, steel, oil and gas, power, chemical and beverage industries.

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ‘light’ commercial automobile sector. Business sectors include taxi cabs, non-emergency para-transit, and limousine, livery and business auto.

Motorcar Parts of America, Inc. (MPAA) manufactures and distributes aftermarket automobile parts. It offers alternators, starters and wheel hub assembly products for import and domestic cars, light trucks, heavy duty, agriculture and industrial applications.  The company sells its products to auto parts retail and traditional warehouse chains and to major automobile manufacturing for both their aftermarket programs and their warranty replacement programs.

United Insurance Holdings Corp. (UIHC) operates as a property and casualty insurance holding company. The company provides sourcing and writing services in Florida, Massachusetts, New Jersey, North Carolina, Rhode Island, South Carolina, and Texas. UIHC markets and distributes its policies to consumers through approximately 2,000 agents. The company’s target market consists of cases where the threat of natural disasters has caused large national insurance carriers to reduce their concentration of policies.

Hudson Technologies Inc. (HDSN) provides innovative services to the recurring problems within the refrigeration industry. Its products and services include refrigerant sales, refrigerant management services, reclamation of refrigerants and system decontamination to remove moisture, oils and other pollutants.

Hill International, Inc. (HIL) provides management and consulting services to transportation, environmental, energy and industrial markets. Clients include the United States and other national governments, foreign governments, and the private sector. Hill specifically focuses on two segments, Project Management and Construction Claims. The Project Management services provide a variety of construction management services and the Construction Claims advises clients to assist them in preventing or resolving claims and disputes.

PHI, Inc. (PHII.K) provides helicopter transportation services for companies,

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

hospitals, government agencies and other affiliated facilities within the oil and gas exploration, development, and production industry. PHIIK primarily operates in North America, West Africa and the Middle East. The company operates in three business segments: Oil and Gas, Air Medical, and Technical Services.

Penford Corp. (PENX) develops, manufactures and markets specialty natural based ingredient systems for food and industrial applications. The company has two main segments, Industrial Ingredients that supplies chemically modified specialty starches to the paper and packaging industries and Food Ingredients that supplies specialty starches and dextrin to the food service industries.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Lead Portfolio Manager	Co-Portfolio Manager
Since 2004	Since 2014

The Perritt Ultra MicroCap Fund posted a return of 5.96 percent for the fiscal year ending October 31, 2014.  This compares to the 8.06 percent return for the Russell 2000 Index and 7.34 percent return for the Russell Microcap Index.  We are proud to announce that in August, the Fund celebrated its ten-year anniversary.  The complete performance for the Fund and its benchmarks can be found on page 17.

As we mentioned in our semiannual report from April 2014, the portfolio had seen strong performance from its investments in the financial, technology and consumer staples sectors.  This held true throughout the fiscal year.  An example in the financials sector is United Insurance Holdings Corp. (UIHC), which was up 122 percent.  In the technology sector, Quadrant 4 Systems Corp. (QFOR) was up 43 percent and Wide Point Corp. (WYY) nearly doubled.  Despite these strong investments, the underperformance of the fund relative to the Russell Microcap Index came mainly from the Fund’s investments in the healthcare sector, which is detailed below.

Our internal attribution analysis shows that the Fund performed poorly within the healthcare sector relative to that of the healthcare names within the Russell Microcap Index.  This underperformance with healthcare was due to two issues.  The first issue was what we believe is simply a consolidation phase experienced by stocks that have performed remarkably well during the past few years.  For example, we purchased Addus Homecare Corp. (ADUS) and Trinity Biotech Plc (TRIB) several years ago, and each company’s stock appreciated between 400-500 percent.  However, both stocks declined in the past year by more than 20 percent. We continue to see these companies as potentially strong performers in the long run.

The second issue related to relative underperformance was the strong performance of biotechnology investments in the index. The Fund’s minimal investments (less than one percent) in the biotechnology sector compares to a more than 10 percent investment by the Russell Microcap Index.  Many of the biotechnology names contributed significantly to the Index’s return, despite not generating any revenue and losing cash in their operations.  These types of companies can generate a lot of excitement in the short term but do not fit the investment criteria of the Ultra MicroCap Fund.

As of October 31, 2014, the Fund’s portfolio contained the common stock of 101 companies, down from 148 companies in April.  During the period, the number of holdings were reduced to focus the portfolio into our highest-conviction investments. The Fund’s largest holdings and detailed description can be found beginning on page 18. Based on our earnings estimates, the Fund’s portfolio is trading at less than 15 times 2015 earnings. The median stock in the portfolio is priced at 1.1 times revenue and the median stock in the portfolio is priced at 1.6 times book value.  Most distinctly, the median market capitalization is approximately $77 million.  According to Morningstar, the Perritt Ultra MicroCap

Perritt Ultra MicroCap Fund

Fund has the lowest average market capitalization of 8,335 domestic stock mutual funds as of October 30, 2014.

As we have mentioned in this report, over the years the Ultra MicroCap Fund tends to have investments that fly under the radar screen of most investors. The micro-cap universe, particularly stocks under $100 million market capitalization, are often ignored by investors for extended periods of time. Therefore, the potential rewards can take longer to achieve but can be swift. While we, as both managers and shareholders, note the Fund’s recent underperformance, we remain focused on the long term potential of our investments. We would like to remind investors that the rewards of micro-cap investing typically are never consistent in the short run, but can have the potential to be rewarding over a full market cycle.

On November 18th, 2014 the Perritt Ultra MicroCap Fund paid a capital gains distribution. The total capital gain distribution was $2.28554 per share. The capital gain distribution is not reflected in the financials of this annual report because it was completed in fiscal 2015, but distributed in calendar year 2014. Please review your statements for the full details of the capital gain distribution.

We want to thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. We also would like to welcome the new investors to the Ultra MicroCap Fund. The Perritt Ultra MicroCap Fund is included on Charles Schwab’s Select List of recommended mutual funds.  Each member of our investment committee as well as many other employees has made investments in this Fund since its inception.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll- free at (800)331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett	Matt Brackmann
President and	Co-Portfolio Manager
Portfolio Manager

Perritt Ultra MicroCap Fund

Russell 2000 Index An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Microcap Index A capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  The broad index is designed to present an unbiased collection of the smallest tradable securities that still meet exchange listing requirements, so over-the-counter (OTC) stocks and pink sheet securities are excluded. The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants.  One cannot invest directly in an index

Book Value The value at which an asset is carried on a balance sheet. To calculate, take the cost of an asset minus the accumulated depreciation.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Schwab Select List Criteria: Actively Managed OneSource Funds, including Schwab Affiliate Funds, are evaluated by Charles Schwab Investment Advisory, Inc. (CSIA) based on a quantitative analysis of risk, performance, expenses, active share (when meaningful), assets under management and asset flows.  CSIA also may apply additional qualitative factors to its analysis to enhance its overall evaluation of a fund, including, for example, changes in a fund’s investment strategy or management structure, portfolio manager tenure, whether a fund’s investment style and portfolio holdings are representative of its investment category, portfolio composition and turnover rates, consistency of a fund’s performance and CSIA’s evaluation of the fund over time, and other risk and diversification considerations.  Additionally, funds selected must be: No-load and open to new investors at Schwab in all 50 states.  Have a minimum three-year performance track record (except funds that are listed below the “Leading Schwab Affiliate Funds” sections of the lists, which are eligible if they have a minimum 12 months performance track record under their current management and/or current investment objectives and strategy). Have at least $40 million in assets (except for small-cap value, high yield, multisector bond, world bond, emerging market equity and bond, diversified Pacific Asia, Pacific Asia ex-Japan, Europe, Japan, Latin America, convertibles, retirement income, target date and specialty funds, which require at least $20 million in assets). To meet this requirement, assets in multiple share classes of the same fund may be aggregated. There are approximately 2,100 funds that participate in the Schwab Mutual Fund One Source service and are eligible for the OneSource Select List.

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Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2014

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	October 31, 2014

Cumulative Total Returns**
Periods ended October 31, 2014 (Unaudited)

	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception*
Perritt Ultra MicroCap Fund	5.96%	57.63%	111.28%	103.62%	107.29%

Russell 2000® Index	8.06%	65.07%	122.95%	129.62%	146.65%
(reflects no deduction
for fees and expenses)

Russell MicroCap® Index	7.34%	73.46%	121.50%	94.51%	106.60%
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2014 (Unaudited)

	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception*
Perritt Ultra MicroCap Fund	5.96%	16.38%	16.14%	7.37%	7.43%

Russell 2000® Index	8.06%	18.18%	17.39%	8.67%	9.28%
(reflects no deduction
for fees and expenses)

Russell MicroCap® Index	7.34%	20.15%	17.24%	6.88%	7.40%
(reflects no deduction
for fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the year ended October 31, 2013, as stated in the statutory prospectus, was 1.76%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.
**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Cherokee Inc. (CHKE) is a global marketer and licensor of apparel, footwear, home and accessories brands. The company owns several Trademarks including Cherokee, Liz Lange, Completely Me by Liz Lange, Hawk, Tony Hawk, Sideout Sport and Carole Little and others.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Kingstone Companies Inc. (KINS) a property and casualty insurance company that provides its products and services through its own subsidiary, Kingstone Insurance Company to small businesses and individuals mainly in New York State.

Quadrant 4 System Corporation (QFOR) provides consulting, technology services and outsourcing services through its direct sales approach. The company provides health care exchange platforms, innovative software products and propriety SMAC (social media, mobility, analytics and cloud computing) solutions to enterprise clients in the Retail and Manufacturing, Media and Publishing, Financial Services and Health Care sectors.

Century Casinos, Inc. (CNTY) an international casino entertainment company that owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos aboard 14 luxury cruise vessels.  Through its Austrian subsidiary, Century Casinos Europe GmbH, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland. The Company is currently developing a project in the north metropolitan area of Calgary, Alberta, Canada that will include a horse race track and other gaming, restaurant and entertainment facilities.

Mobivity Holdings Corp (MFON) a technology company that provides mobile marketing solutions to resellers, brands and enterprises who want to conduct localized mobile campaigns. Mobivity generates revenue by charging a per-message transactional fee or a fixed or variable licensing fee.

Newtek Business Services (NEWT) provides financial and business services for small and medium size businesses. Newtek through its subsidiaries acts as a one-stop-shop, offers electronic payment processing, check approval, web hosting, data storage, back up services, cloud computing, and other similar services to more than 100,000 business accounts nationally and globally.

Hennessy Advisors, Inc. (HNNA) a publicly traded investment manager offering a broad range of domestic equity, specialty, balanced and fixed income mutual funds. Hennessy currently serves as the investment advisor to 16 open-ended mutual funds and primarily provides its services to investment companies.

BSquare Corporation (BSQR) provides software solutions and related engineering services to companies that develop smart, connected systems. Their customers include original equipment manufacturers, original design manufacturers and corporate enterprises, as well as silicon vendors and peripheral vendors.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Hudson Technologies Inc. (HDSN) provides innovative services to the recurring problems within the refrigeration industry. Its products and services include refrigerant sales, refrigerant management services, reclamation of refrigerants and system decontamination to remove moisture, oils and other pollutants.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited) October 31, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Low Priced Stock Fund

Portfolio Managers’ Message

Michael Corbett,	Brian Gillespie,
Lead Portfolio Manager	Co-Portfolio Manager
Since 2014	Since 2014

We are excited to announce that earlier this year we launched our third mutual fund, the Perritt Low Priced Stock Fund.  We launched the Fund to take our proven investment process (used since 1987) in micro-cap stocks and add small-cap stock opportunities to our fund family. As a reminder, our new fund generally seeks to invest in companies trading at $15 or below with a market cap below $3 Billion at the time of initial investment.  The Fund uses the same investment and stock selection process and research that has been part of our firm’s twenty-five years of experience investing in smaller companies.

Before we dive into the commentary, we would like to take this time to simply say “Thank You” for investing in our new fund and entrusting us to help you reach your investment goals.  We are focused on the long term prospects of the stocks in our portfolio.  As such, it is difficult to judge the performance of the fund over a very short time frame.  While this fund is relatively new, we are confident the portfolio is well positioned today with our largest fund holdings in what we believe are high quality, attractively priced stocks.  Our performance results, as well as the results for the Russell 2000 index can be viewed on page 25.

As of October 31, 2014, the Fund’s portfolio contained the common stocks of 68 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found beginning on page 26.  Based on our earnings estimates, the Fund’s portfolio is trading at just above 15 times next year’s earnings.  The median price/revenues for the portfolio is 1.1 times and the median market capitalization is approximately $460 million.

Because we invest from the “bottom-up,” meaning we build the portfolio on a stock-by-stock basis, sector weightings are a function of where we see the best valuations and growth prospects.  Our largest sector weights are Information Technology and Industrials.  Both of these sector weights are higher than the weightings in our benchmark, The Russell 2000 Index.  Within the Technology sector, we found attractive opportunities in the semiconductor and semiconductor equipment space.  In the industrials sector, machinery was an overweight for us as we anticipated an increase in industrial production within the United States as well as abroad.  We are pleased with the results of the companies in each of these areas.

Where we differ the most from our benchmark is in the energy, financials and healthcare sectors.  We had an overweight in energy based on the assumption that the economies outside of the United States would begin to see improvement.  Unfortunately, the improvement in these economies has been slower than we anticipated.  As a result, there has been a lack of strong demand for oil & gas, resulting in a decline in the price of West Texas Intermediate (WTI) crude from over $100 this past summer to the current level below $70.  The decline certainly had an impact on the companies within our portfolio.  Within financials we have an underweight in banks and real estate

Perritt Low Priced Stock Fund

investment trusts (REITs) relative to the index.  The main reason for our underweight in these two areas is due to our concern about some of the valuations.  Biotechnology companies in the healthcare sector have had a strong performance year-to-date.  Biotechnology is an area we generally avoid because of typically high valuations and the uncertainties surrounding FDA approval.  We do not expect to change our philosophy and make biotechnology an emphasis of the fund.

Turning to a few individual names, one of our best performing holdings was 1-800-Flowers.com, Inc. (FLWS).  This company is a florist and gift shop operator.  They have well-known brands such as Fannie May, The Popcorn Factory and recently acquired Harry & David Holdings, Inc.  The recent acquisition should help push total revenues in fiscal 2015 to over $1 Billion.  The company generates strong cash flow from operations and maintains a strong balance sheet.  Both of these metrics are important to us as we look for new ideas to add to our portfolio.  Another solid performer for us has been JetBlue Airways Corporation (JBLU).  As we mentioned before, the price of oil has slumped some 30% from its peak this past summer.  Like other airlines, JetBlue benefits from lower oil prices due to one of its main input costs of jet fuel.  JetBlue is another company that generates strong cash flows from operations.  We believe both of these companies still have upside potential from current levels.

We are confident in our current holdings and the opportunities our new fund presents.  We believe valuations are still attractive and present upside potential.  Perritt Capital Management and its employees provided more than $1 million of initial capital to launch the Perritt Low Priced Stock Fund.  As part of our dedication, we have capped the Fund’s expense ratio at 1.50 percent for at least the first year, with a gross expense ratio of 2.50 percent, which means that Perritt Capital Management will be paying a great deal of the Perritt Low Priced Stock Fund’s expenses in order to ensure a cost-efficient experience for shareholders.  If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us toll-free at (800)331-8936 or visit our website at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett	Brian Gillespie
President and	Co-Portfolio Manager
Portfolio Manager

Perritt Low Priced Stock Fund

The fund is the successor to a separately managed account. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the predecessor, and the predecessor’s portfolio managers are the current portfolio managers of the fund. However, the predecessor was not a registered investment company. Had the predecessor been registered under the Investment Company Act and been subject to the provisions of the Investment Company Act and the Internal Revenue Code to which the fund is subject, its investment performance may have been adversely affected.

Cash Flow A revenue or expense stream that changes a cash account over a given period. Cash inflows usually arise from one of three activities – financing, operations or investing – although this also occurs as a result of donations or gifts in the case of personal finance. Cash outflows result from expenses or investments. This holds true for both business and personal finance.

Price/Revenues A valuation ratio that compares a company’ stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculates either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tent to perform poorly during times of economic stress. The Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities.

The investment adviser has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% through February 28, 2015.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

(This Page Intentionally Left Blank.)

Perritt Low Priced Stock Fund

Performance* (Unaudited)	October 31, 2014

Perritt Low Priced Stock Fund** versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 30, 2012) of the Fund’s predecessor account through October 31, 2014.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

**
June 30, 2012 is the inception date of the Fund’s predecessor account.  The Fund commenced operations on February 28, 2014.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor account.

Perritt Low Priced Stock Fund

Performance* (Unaudited) (Continued)	October 31, 2014

Cumulative Total Returns**
Periods ended October 31, 2014 (Unaudited)

	Past	Past	Since
	1 Year*	2 Years*	Inception*
Perritt Low Priced Stock Fund	5.24%	48.17%	50.87%
Russell 2000® Index	8.06%	47.27%	51.65%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	7.34%	48.90%	52.82%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2014 (Unaudited)

	Past	Past	Since
	1 Year*	2 Years*	Inception*
Perritt Low Priced Stock Fund	5.24%	21.72%	19.24%
Russell 2000® Index	8.06%	21.36%	19.50%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	7.34%	22.02%	19.90%
(reflects no deduction for fees and expenses)

The Perritt Low Priced Stock Fund’s annualized net expense ratio, as stated in the statutory prospectus, dated February 28, 2014, was 1.50%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account.  Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor account transferred its assets to the Fund in exchange for the Fund’s shares.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor.  In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject.  Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.  The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.  The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment adviser.

The since inception date is June 30, 2012, the date of inception of the Fund’s predecessor account.  The past performance of the Fund and its predecessor account (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

Select Medical Holdings Corp. (SEM) operates in two segments, Specialty Hospitals and Outpatient Rehabilitation. The specialty segment focuses on long term inpatients and intensive care patients. SEM focuses on the need to improve inpatient services, commercial volume and expansion through joint ventures and acquisition.  The outpatient rehabilitations segment engages in physical, occupational, and speech rehabilitation services.

Mitel Networks Corp. (MITL) provides business communication and collaboration software and services to small-to-medium sized enterprises nationally and internationally. Its products and services include IP telephony platforms, unified communication and collaboration solutions, subscription-based telecommunication solutions, cloud based applications, network services and connectivity.

Allied Motion Technologies, Inc. (AMOT) designs, manufactures and sells electromagnetic, mechanical and electronic motion controls, gearing and optical encoders for a wide range of motion applications such as medical and healthcare, automotive, aerospace and defense, electronics, industrials and commercial.

1-800 Flowers.Com, Inc. (FLWS) is the world’s leading online florist and gift shop. The company operates in three main segments: Customer Floral, Gourmet Food and Gift Baskets, and BloomNet Wire Service. Some of its offerings include fresh-cut flowers, fruit arrangements and plants, gifts, popcorn, gourmet foods and gift baskets, cookies, chocolates, candies and wine.

RF Micro Devices, Inc. (RFMD) designs, develops, manufactures, and markets radio frequency solutions for original equipment manufacturers and original design manufacturers in United States and internationally. Its products facilitate worldwide mobility and provide improved connectivity and support for mobile devices, wireless infrastructure, broadband, cable television, aerospace and defense markets.

Brocade Communications Systems, Inc. (BRCD) provides a comprehensive line of high-performance networking hardware and software products and services to organizations. Its offerings improve the reliability, efficiency and adaptability of data centers and help customers to deploy next generation data center architecture, virtualization, and cloud computing.

Mueller Water Products Inc. (MWA) manufactures and markets products and services used in the transmission and measurement of water in North America. They operate in two main segments; Mueller Co and Anvill. Mueller Co manufactures valves for water and gas systems while Anvill manufactures and sources fittings, couplings, hangers, valves and related products for use in nonresidential, industrial, power and oil and gas end markets.

Gencor Industries Inc. (GENC) designs, manufactures and sells heavy machinery used in the production of highway construction materials, synthetic fuels and environmental control equipment. Gencor sells its products through its own sales reps and independent dealers globally.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Hawaiian Holdings Inc. (HA) engages in the transportation of passenger and cargo between Hawaiian Islands and North America, South Pacific, Australia, New Zealand and Asia. Hawaiian offers non-stop services to Hawaii from more U.S. gateway cities than any other airline, with approximately 160 daily flights.

JetBlue Airways Corp. (JBLU) is the fifth largest passenger carrier in the U.S. based on revenue passenger miles with average of 800 daily flights. JetBlue provides air transportation services in U.S., Caribbean and Latin America.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2014

Shares	COMMON STOCKS – 90.05%	Value
Aerospace & Defense – 1.13%
182,400	Air Industries
	Group, Inc.	$2,152,320
322,405	CPI Aerostructures,
	Inc.(a)	3,078,968
		5,231,288
Auto Parts & Equipment – 3.39%
220,000	Miller Industries, Inc.	4,349,400
125,000	Motorcar Parts
	of America, Inc.
	(Acquired 4/24/2012,
	Cost $968,750)(a)(b)	3,630,000
104,361	Motorcar Parts
	of America, Inc.(a)	3,030,643
421,502	SORL Auto
	Parts, Inc.(a)	1,669,148
230,000	Stoneridge, Inc.(a)	2,987,700
		15,666,891
Building Materials – 1.56%
250,000	Global Brass & Copper
	Holdings, Inc.	3,500,000
300,000	PGT, Inc.(a)	2,821,500
37,400	Schnitzer Steel
	Industries, Inc.	880,770
		7,202,270
Business Services – 7.20%
79,150	Barrett Business
	Services, Inc.	1,860,816
230,800	Datalink Corp.(a)	2,919,620
300,000	EPIQ Systems, Inc.	4,812,000
209,000	GP Strategies Corp.(a)	6,930,440
980,085	Innodata Isogen, Inc.(a)	2,587,425
27,399	Newtek Business
	Services, Inc.(a)	386,326
384,486	PCM, Inc.(a)	3,714,135
450,000	PRGX Global, Inc.(a)	2,380,500
498,000	RCM Technologies,
	Inc.(a)	3,754,920
38,200	Rentrak Corporation(a)	2,936,434
175,000	Sizmek, Inc.(a)	1,002,750
		33,285,366
Chemical & Related Products – 4.10%
169,644	Aceto Corporation	3,857,704
158,000	KMG Chemicals, Inc.	2,796,600
207,000	Northern Technologies
	International Corp.(a)	3,875,040
403,017	OMNOVA
	Solutions, Inc.(a)	2,833,210
299,080	Penford Corp.(a)	5,637,658
		19,000,212
Commercial Banks – 2.86%
170,000	Bankwell Financial
	Group, Inc.(a)	3,230,000
130,000	Berkshire Hills
	Bancorp, Inc.	3,351,400
100,000	Peoples Bancorp, Inc.	2,465,000
325,000	Tristate Capital
	Holdings, Inc.(a)	3,168,750
74,000	Veritex Holdings, Inc.(a)	1,033,040
		13,248,190
Commercial Services & Supplies – 1.09%
200,000	Courier Corp.	2,714,000
81,100	Libbey, Inc.(a)	2,331,625
		5,045,625
Construction & Engineering – 4.88%
270,000	Comfort Systems
	USA, Inc.	4,147,200
440,000	Furmanite Corp.(a)	3,291,200
1,500,000	Hill International,
	Inc.(a)	5,820,000
250,000	Layne Christensen
	Company(a)	1,800,000
350,000	MFRI, Inc.(a)	3,192,000
488,555	Sterling Construction
	Company, Inc.(a)	4,309,055
		22,559,455
Consumer Products – Distributing – 0.53%
1,819,907	LifeVantage Corp.(a)	2,456,875
		2,456,875
Consumer Products – Manufacturing – 3.23%
91,402	Delta Apparel, Inc.(a)	959,721
124,740	Flexsteel
	Industries, Inc.	4,279,829
180,000	Orchids Paper
	Products Co.	5,176,800
80,000	Universal Electronics,
	Inc.(a)	4,551,200
		14,967,550

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2014

Shares		Value
Consumer Services – 0.93%
430,000	Dice Holdings, Inc.(a)	$4,287,100
		4,287,100
Energy & Related Services – 6.44%
2,750,000	Cal Dive International,
	Inc.(a)	275,000
473,000	DHT Holdings, Inc.	3,150,180
140,000	Matrix Service Co.(a)	3,508,400
146,900	Mitcham Industries,
	Inc.(a)	1,498,380
325,000	Newpark Resources,
	Inc.(a)	3,714,750
130,000	PHI, Inc.(a)	5,816,200
250,000	Renewable Energy
	Group, Inc.(a)	2,632,500
272,040	SAExploration
	Holdings, Inc.(a)	1,901,560
300,000	Scorpio Tankers, Inc.	2,619,000
325,000	StealthGas, Inc.(a)	2,730,000
622,800	TGC Industries, Inc.(a)	1,955,592
		29,801,562
Financial Services – 6.86%
994,454	Cowen Group, Inc.(a)	4,017,594
160,000	FBR & Co.(a)	3,862,400
600,000	Global Cash Access
	Holdings, Inc.(a)	4,374,000
152,776	Hennessy Advisors, Inc.	2,814,134
100,000	Liberty Tax, Inc.(a)	3,789,000
225,814	Oppenheimer
	Holdings, Inc.	5,543,734
250,924	Silvercrest Asset
	Management Group,
	Inc. – Class A	3,746,295
487,247	SWS Group, Inc.(a)	3,600,755
		31,747,912
Food – 5.40%
350,000	Crimson Wine
	Group Ltd.(a)	3,185,000
350,000	Diversified Restaurant
	Holdings, Inc.(a)	1,813,000
142,955	Farmer Brothers Co.(a)	4,168,568
255,000	John B. Sanfilippo
	& Son, Inc.	9,473,250
300,000	Landec Corp.(a)	3,777,000
175,000	Omega Protein Corp.(a)	2,528,750
		24,945,568
Health Care Providers & Services – 2.34%
500,000	Five Star Quality
	Care, Inc.(a)	2,065,000
649,800	Skilled Healthcare
	Group, Inc. – Class A(a)	4,503,114
110,000	The Ensign Group, Inc.	4,259,200
		10,827,314
Industrial Goods – 1.35%
1,400,000	Hudson Technologies,
	Inc.(a)	6,244,000
		6,244,000
Insurance – 3.72%
452,800	Atlas Financial
	Holdings, Inc.(a)	6,715,024
128,405	EMC Insurance
	Group, Inc.	4,114,096
325,000	United Insurance
	Holdings Corp.	6,370,000
		17,199,120
Leisure – 2.14%
900,000	Century Casinos, Inc.(a)	4,896,000
988,473	Full House Resorts,
	Inc.(a)(c)	1,275,130
230,000	Monarch Casino &
	Resort, Inc.(a)	3,742,100
		9,913,230
Medical Supplies & Services – 4.50%
219,037	Addus Homecare
	Corp.(a)	4,352,265
542,292	BioScrip, Inc.(a)	3,503,207
169,940	Cryolife, Inc.	1,743,584
200,000	Exactech, Inc.(a)	4,260,000
1,106,000	Liberator Medical
	Holdings, Inc.	3,185,280
400,000	Syneron Medical Ltd.(a)	3,744,000
		20,788,336
Oil & Gas – 4.01%
680,000	Abraxas Petroleum
	Corp.(a)	2,808,400
275,000	Hallador Energy Co.	3,300,000
375,000	Synergy Resources
	Corp.(a)	4,571,250
250,000	Triangle Petroleum
	Corp.(a)	1,937,500
550,000	Vaalco Energy, Inc.(a)	4,081,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2014

Shares		Value
Oil & Gas (Continued)
539,138	Warren Resources,
	Inc.(a)	$1,865,417
		18,563,567
Retail – 3.84%
133,200	Big 5 Sporting
	Goods Corp.	1,639,692
561,600	CafePress, Inc.(a)	1,735,344
475,000	Christopher &
	Banks Corp.(a)	3,101,750
198,050	Kirklands, Inc.(a)	3,525,290
307,100	Systemax, Inc.(a)	4,698,630
98,000	Weyco Group, Inc.	3,052,700
		17,753,406
Semiconductor Related Products – 4.88%
1,497,584	AXT, Inc.(a)	3,534,298
252,969	CyberOptics Corp.(a)	2,314,667
350,000	DSP Group, Inc.(a)	3,391,500
300,000	Integrated Silicon
	Solution, Inc.	4,074,000
600,000	Photronics, Inc.(a)	5,394,000
440,000	Rudolph Technologies,
	Inc.(a)	3,863,200
		22,571,665
Software – 3.65%
440,000	American Software,
	Inc. – Class A	4,250,400
2,259,733	iPass, Inc.(a)	3,028,042
150,000	Qumu Corp.(a)	2,244,000
290,000	VASCO Data Security
	International, Inc.(a)	7,342,800
		16,865,242
Specialty Manufacturing – 6.85%
55,000	AEP Industries, Inc.(a)	2,529,450
286,500	Core Molding
	Technologies, Inc.(a)	3,810,450
150,000	Federal Signal Corp.	2,130,000
262,800	KVH Industries, Inc.(a)	3,395,376
77,200	L.B. Foster Co.	4,175,748
532,300	LSI Industries, Inc.	3,811,268
375,000	Manitex International,
	Inc.(a)	4,286,250
115,122	Northwest Pipe Co.(a)	4,119,065
130,400	Sparton Corp.(a)	3,533,840
		31,791,447
Telecommunications – 2.95%
70,852	Bel Fuse, Inc.	2,004,403
2,077,000	Ceragon Networks
	Ltd.(a)	2,617,020
250,000	Oplink Communications,
	Inc.	5,212,500
500,000	PC-Tel, Inc.	3,850,000
		13,683,923
Transportation – 0.22%
50,000	Covenant Transportation
	Group, Inc. – Class A(a)	1,037,000
		1,037,000
	TOTAL COMMON
	STOCKS
	(Cost $320,607,929)	$416,684,114

	REAL ESTATE
	INVESTMENT TRUSTS – 4.14%
110,000	Caretrust Real Estate
	Investment Trust, Inc.	$1,708,300
310,000	City Office Real Estate
	Investment Trust, Inc.	4,088,900
375,895	Monmouth Real Estate
	Investment Corp. –
	Class A	4,210,024
365,812	Physicians Realty Trust	5,611,556
234,000	Whitestone Real Estate
	Investment Trust	3,510,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $14,032,745)	$19,128,780

Contracts	WARRANTS – 0.00%	Value
Insurance – 0.00%
38,106	Imperial Holdings
	Warrant
	Expiration: 10/06/2019,
	Exercise Price
	$10.75(a)(e)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2014

Shares	SHORT TERM	Value
	INVESTMENTS – 6.14%
5,757,686	Alpine Municipal Money
	Market Fund – Investor
	Class, 0.02%(d)	$5,757,686
22,650,000	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio – Class I, 0.01%(d)	22,650,000
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $28,407,686)	$28,407,686
	Total Investments
	(Cost $363,048,360) – 100.33%	$464,220,580
	Liabilities in Excess
	of Other Assets – (0.33)%	(1,504,470)
	TOTAL NET ASSETS – 100.00%	$462,716,110

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to an exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers”. The market value of this security is $3,630,000 or 0.78% of the Fund’s net assets. This security is deemed to be liquid.

(c)	Affiliated issuer. See Note 11 of the Notes to Financial Statements.
(d)	Variable rate security; the rate shown is the effective rate as of October 31, 2014.
(e)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0.00 or 0.00% of the Fund’s Net Assets.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2014

Shares	COMMON STOCKS – 96.63%	Value
Aerospace & Defense – 1.23%
40,000	CPI Aerostructures,
	Inc.(a)	$382,000
65,000	Kratos Defense & Security
	Solutions, Inc.(a)	453,050
		835,050
Air Transport – 0.74%
45,000	AeroCentury Corp.(a)	500,400
		500,400
Auto Parts & Equipment – 1.18%
120,000	Supreme Industries,
	Inc.	798,000
		798,000
Biotechnology – 0.91%
35,500	Trinity Biotech
	Plc – ADR	617,700
		617,700
Business Services – 14.24%
537,600	Auxilio, Inc.(a)	553,728
192,983	DLH Holdings Corp.(a)	553,861
79,000	Edgewater Technology,
	Inc.(a)	557,740
167,000	Information Services
	Group, Inc.(a)	706,410
216,000	Innodata Isogen, Inc.(a)	570,240
259,400	Intrusion, Inc.(a)	752,260
70,200	Newtek Business
	Services, Inc.(a)	989,820
175,742	Professional Diversity
	Network, Inc.(a)	790,839
2,100,000	Quadrant 4
	Systems Corp.(a)	1,050,000
70,000	RCM Technologies,
	Inc.(a)	527,800
195,000	SmartPros Ltd.	327,600
212,444	Sysorex Global
	Holdings Corp.(a)	507,741
51,953	Transcat, Inc.(a)	546,026
523,000	USA Technologies,
	Inc.(a)	910,020
180,000	WidePoint Corp.(a)	280,800
		9,624,885
Chemical & Related Products – 2.37%
389,510	Flexible Solutions
	International, Inc.(a)	444,041
36,000	Northern Technologies
	International Corp.(a)	673,920
61,300	TOR Minerals
	International, Inc.(a)	481,205
		1,599,166
Commercial Services & Supplies – 1.47%
74,913	Empire Resources, Inc.	391,046
70,000	General Finance
	Corp.(a)	603,400
		994,446
Computers & Electronics – 3.73%
256,293	ADDvantage Technologies
	Group, Inc.(a)	617,666
95,000	Concurrent Computer
	Corporation	674,500
160,000	Dot Hill
	Systems Corp.(a)	632,000
140,000	NAPCO Security
	Technologies, Inc.(a)	599,200
		2,523,366
Construction & Engineering – 3.26%
81,400	Gencor Industries,
	Inc.(a)	788,766
196,000	Hill International,
	Inc.(a)	760,480
50,000	Willdan Group, Inc.(a)	656,000
		2,205,246
Consumer Products – Distributing – 1.74%
248,399	FitLife Brands, Inc.(a)	633,418
200,000	US Auto Parts
	Network, Inc.(a)	540,000
		1,173,418
Consumer Products – Manufacturing – 2.48%
70,000	Cherokee, Inc.	1,223,600
61,100	Crown Crafts, Inc.	449,085
		1,672,685
Electronic Equipment & Instruments – 4.19%
409,708	AG&E Holdings, Inc.(a)	462,970
58,100	Allied Motion
	Technologies, Inc.	852,908
360,000	Iteris, Inc.(a)	626,400
50,000	Richardson
	Electronics Ltd.	500,500

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2014

Shares		Value
Electronic Equipment & Instruments (Continued)
123,178	Ultralife Corp.(a)	$390,474
		2,833,252
Energy & Related Services – 1.75%
60,000	DHT Holdings, Inc.
	(Acquired 11/25/2013,
	Cost $267,000)(a)(b)	399,600
38,500	DHT Holdings, Inc.	256,410
460,000	Uranium Energy
	Corp.(a)	529,000
		1,185,010
Environmental Services – 1.20%
22,287	Fuel Tech, Inc.(a)	90,262
1,166,600	Metalico, Inc.(a)	723,292
		813,554
Financial Services – 8.59%
65,443	1347 Property Insurance
	Holdings, Inc.(a)	509,801
100,882	AMREP Corp.(a)	392,431
28,000	First Internet Bancorp	509,320
53,449	Hennessy Advisors, Inc.	984,531
50,000	HopFed Bancorp, Inc.	572,000
19,000	Liberty Tax, Inc.(a)	719,910
92,500	MicroFinancial, Inc.	776,075
55,000	Pacific Premier
	Bancorp(a)	890,450
69,000	Xenith Bankshares,
	Inc.(a)	447,810
		5,802,328
Food – 4.21%
162,000	Diversified Restaurant
	Holdings, Inc.(a)	839,160
700,000	Hot Mama’s Foods, Inc.
	(Acquired 1/28/2014,
	Cost $560,000)(a)(b)(c)	35,000
32,000	John B. Sanfilippo &
	Son, Inc.	1,188,800
141,627	Willamette Valley
	Vineyards, Inc.(a)	778,949
		2,841,909
Health Care Providers & Services – 0.58%
142,100	Celsion Corporation(a)	389,354
		389,354
Industrial Goods – 1.45%
219,900	Hudson Technologies,
	Inc.(a)	980,754
		980,754
Insurance – 4.34%
59,500	Atlas Financial Holdings,
	Inc.(a)	882,385
131,834	Kingstone Companies,
	Inc.	1,067,855
50,000	United Insurance
	Holdings Corp.	980,000
		2,930,240
Leisure – 5.07%
190,000	Century Casinos, Inc.(a)	1,033,600
322,000	Full House
	Resorts, Inc.(a)	415,380
1,534,825	Galaxy Gaming, Inc.(a)	644,627
60,000	Gaming Partners
	International Corp.(a)	503,400
400,000	Nevada Gold &
	Casinos, Inc.(a)	476,000
950,000	NTN Buzztime, Inc.(a)	353,970
		3,426,977
Medical Supplies & Services – 3.58%
28,500	Addus Homecare
	Corp.(a)	566,295
240,000	Allied Healthcare
	Products(a)	451,200
48,000	Birner Dental
	Management
	Services, Inc.	753,600
1,180,000	Hooper Holmes, Inc.(a)	649,000
		2,420,095
Motion Pictures – 1.39%
208,785	Ballantyne Strong,
	Inc.(a)	937,445
		937,445
Oil & Gas – 2.78%
466,927	Deep Down, Inc.(a)	490,273
139,400	Enservco Corp.(a)	401,472
40,000	Hallador Energy Co.	480,000
80,000	Vertex Energy, Inc.(a)	505,600
		1,877,345

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2014

Shares		Value
Pharmaceuticals – 1.28%
140,000	Columbia Laboratories,
	Inc.(a)	$865,200
		865,200
Semiconductor Related Products – 6.26%
375,000	AXT, Inc.(a)	885,000
76,100	CyberOptics Corp.(a)	696,315
99,700	DSP Group, Inc.(a)	966,093
172,000	inTEST Corp.(a)	749,920
175,000	On Track
	Innovations Ltd.(a)	414,750
130,000	Sigma Designs, Inc.(a)	518,700
		4,230,778
Software – 8.29%
162,400	ARI Network
	Services, Inc.(a)	561,904
125,000	Asure Software, Inc.(a)	651,250
251,630	Bsquare Corp.(a)	983,873
100,000	Cimatron Ltd.(a)	554,000
75,000	Evolving Systems, Inc.	817,500
290,000	GlobalSCAPE, Inc.	719,200
600,000	iPass, Inc.(a)	804,000
170,700	Speed Commerce,
	Inc.(a)	506,979
		5,598,706
Specialty Manufacturing – 6.85%
40,000	CECO Environmental
	Corp.	572,800
172,000	CTI Industries Corp.(a)(d)	696,600
62,500	Friedman Industries	477,500
25,000	Hurco Companies, Inc.	963,250
44,000	KVH Industries, Inc.(a)	568,480
226,000	Orbit International
	Corp.(a)(d)	565,000
98,900	Pioneer Power
	Solutions, Inc.(a)	787,244
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	—
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	—
		4,630,874
Telecommunications – 1.47%
660,000	Mobivity
	Holdings Corp.
	(Acquired 3/11/2014,
	Cost $660,000(a)(b)	990,000
		990,000
	TOTAL COMMON
	STOCKS
	(Cost $56,957,097)	$65,298,183

	REAL ESTATE
	INVESTMENT TRUSTS – 0.63%
50,000	Preferred Apartment
	Communities, Inc.	$425,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $396,349)	$425,000

Contracts	WARRANTS – 0.08%	Value
Electronic Equipment & Instruments
249,000	The LGL Group, Inc. Warrant
	Expiration: 8/6/2018,
	Exercise Price: $7.50(a)	$4,955
Food
350,000	Hot Mama’s Foods, Inc.
	Warrant (Acquired
	1/28/2014, Cost $0)
	Expiration: 1/27/2017,
	Exercise Price:
	$2.00(a)(b)(c)	—
Specialty Manufacturing
418,518	Worldwide Energy &
	Manufacturing USA, Inc.
	Warrant (Acquired
	1/26/2010, Cost $0)
	Expiration: 1/26/2015,
	Exercise Price:
	$5.65(a)(b)(c)	—
Telecommunications
165,000	Mobivity Holdings
	Corp. Warrant
	(Acquired 3/11/2014,
	Cost $0)
	Expiration: 3/12/2019,
	Exercise Price
	$1.20(a)(b)(c)	49,500

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2014

Contracts		Value
Oil & Gas
35,625	American Standard Energy
	Corp. Warrant A
	(Acquired 2/24/2011,
	Cost $0)
	Expiration: 2/1/2016,
	Exercise Price:
	$5.00(a)(b)(c)	$—
35,625	American Standard
	Energy Corp. Warrant B
	(Acquired 2/24/2011,
	Cost $0)
	Expiration: 2/1/2016,
	Exercise Price: $6.50(a)(b)(c)	—
	TOTAL WARRANTS
	(Cost $346,104)	$54,455

Shares	SHORT TERM	Value
	INVESTMENTS – 3.24%
2,187,890	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio – Class I,
	0.01%(e)	$2,187,890
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $2,187,890)	$2,187,890
	Total Investments
	(Cost $59,887,440) –	$67,965,528
	100.58%
	Liabilities in Excess
	of Other Assets –
	(0.58)%	(394,953)
	TOTAL NET ASSETS – 100.00%	$67,570,575

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

(a)	Non-income producing security.
(b)
Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to an exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers”. The market value of these securities totals $1,474,100 or 2.18% of the Fund’s Net Assets. Of these securities, $35,000 or 0.05% of the Fund’s Net Assets were deemed to be illiquid.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $84,500 or 0.13% of the Fund’s Net Assets.  With the exception of Worldwide Energy & Manufacturing USA, Inc. (“WEMU”), WEMU warrants, Hot Mama’s Foods, Inc. (“HOTF”), and HOTF warrants, these securities were classified as Level 2. WEMU, WEMU warrants, HOTF and HOTF warrants were classified as Level 3 securities.

(d)	Affiliated issuer: See Note 11 of the Notes to Financial Statements.
(e)	Variable rate security; the rate shown is the effective rate as of October 31, 2014.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	October 31, 2014

Shares	COMMON STOCKS – 88.78%	Value
Aerospace & Defense – 1.69%
3,000	Air Industries
	Group, Inc.	$35,400
		35,400
Air Transport – 3.98%
2,400	Hawaiian Holdings,
	Inc.(a)	41,616
3,600	JetBlue Airways Corp.(a)	41,544
		83,160
Business Services – 4.20%
1,600	Graphic Packaging
	Holding Co.(a)	19,408
5,500	Information Services
	Group, Inc.(a)	23,265
3,400	RCM Technologies,
	Inc.(a)	25,636
1,100	Steelcase, Inc.	19,492
		87,801
Commercial Banks – 1.00%
1,500	Veritex Holdings, Inc.(a)	20,940
		20,940
Commercial Services & Supplies – 1.06%
2,700	ACCO Brands Corp.(a)	22,221
		22,221
Communications Equipment – 3.80%
2,200	ClearOne, Inc.(a)	21,516
6,200	Mitel Networks Corp.(a)	57,908
		79,424
Computers & Electronics – 2.11%
4,100	Brocade Communications
	Systems, Inc.	43,993
		43,993
Construction & Engineering – 3.21%
4,300	Gencor Industries,
	Inc.(a)	41,667
3,500	TRC Companies, Inc.(a)	25,480
		67,147
Consumer Products – Manufacturing – 1.06%
3,000	Crown Crafts, Inc.	22,050
		22,050
Electronic Equipment & Instruments – 6.11%
3,700	Allied Motion
	Technologies, Inc.	54,316
3,100	Daktronics, Inc.	41,261
2,000	Orbotech Ltd.(a)	32,080
		127,657
Energy & Related Services – 3.56%
2,300	Newpark
	Resources, Inc.(a)	26,289
1,000	Renewable Energy
	Group, Inc.(a)	10,530
4,300	Scorpio Tankers, Inc.	37,539
		74,358
Financial Services – 4.57%
1,800	Hallmark Financial
	Services, Inc.(a)	20,988
1,900	Janus Capital
	Group, Inc.	28,481
4,900	Ladenburg Thalmann
	Financial Services(a)	20,923
2,500	Pzena Investment
	Management, Inc.	25,125
		95,517
Health Care Providers & Services – 4.24%
6,400	InfuSystem
	Holdings, Inc.(a)	25,216
4,400	Select Medical
	Holdings Corp.	63,448
		88,664
Insurance – 3.09%
2,400	Atlas Financial
	Holdings, Inc.(a)	35,592
1,600	CNO Financial
	Group, Inc.	29,008
		64,600
Leisure – 2.74%
2,200	Century Casinos, Inc.(a)	11,968
1,600	Nautilus, Inc.(a)	21,408
2,400	Reading International,
	Inc.(a)	23,928
		57,304
Medical Supplies & Services – 5.44%
2,000	AMN Healthcare
	Services, Inc.(a)	34,300
4,900	Digirad Corp.	21,070
23,000	Hooper Holmes, Inc.(a)	12,650

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	October 31, 2014

Shares		Value
Medical Supplies & Services (Continued)
1,700	Merit Medical
	Systems, Inc.(a)	$25,755
2,000	Symmetry Medical,
	Inc.(a)	19,800
		113,575
Minerals & Resources – 1.06%
3,000	Sibanye Gold
	Ltd. – ADR	22,050
		22,050
Oil & Gas – 4.23%
5,700	Enservco Corp.(a)	16,416
1,700	Kodiak Oil &
	Gas Corp.(a)	18,343
4,800	Star Gas Partners LP	29,952
1,800	Trecora Resources(a)	23,670
		88,381
Pharmaceuticals – 4.06%
1,500	Cambrex Corp.(a)	31,620
4,500	Columbia
	Laboratories, Inc.(a)	27,810
2,600	Pernix Therapeutics
	Holdings, Inc.(a)	25,350
		84,780
Retail – 4.00%
6,400	1-800-Flowers.com,
	Inc.(a)	51,392
2,400	Stein Mart, Inc.	32,112
		83,504
Semiconductor Related Products – 7.98%
1,500	Cascade Microtech,
	Inc.(a)	16,110
2,300	Entegris, Inc.(a)	31,234
5,300	inTEST Corp.(a)	23,108
2,500	Photronics, Inc.(a)	22,475
3,800	RF Micro Devices,
	Inc.(a)	49,438
1,800	Vishay Intertechnology,
	Inc.	24,318
		166,683
Software – 3.84%
3,000	American Software,
	Inc.	28,980
7,300	ChyronHego Corp.(a)	20,878
1,800	Lifelock, Inc.(a)	30,438
		80,296
Specialty Manufacturing – 8.65%
2,000	CECO Environmental
	Corp.	28,640
1,300	Core Molding
	Technologies, Inc.(a)	17,290
1,300	Federal Signal Corp.	18,460
4,400	Mueller Water
	Products, Inc.	43,428
900	NN, Inc.	22,500
800	Sparton Corp.(a)	21,680
2,800	Wabash National
	Corp.(a)	28,840
		180,838
Telecommunications – 1.58%
1,947	Harmonic, Inc.(a)	12,986
2,700	RRSat Global
	Communications
	Network Ltd.	20,007
		32,993
Transportation – 1.52%
8,200	Radiant Logistics, Inc.(a)	31,734
		31,734
	TOTAL COMMON
	STOCKS
	(Cost $1,805,631)	$1,855,070

	REAL ESTATE
	INVESTMENT TRUSTS – 2.45%
1,600	Diamondrock
	Hospitality Co.	$22,960
2,100	Medical Properties
	Trust, Inc.	28,329
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $47,644)	$51,289

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	October 31, 2014

Shares	SHORT TERM	Value
	INVESTMENTS – 14.85%
310,288	Fidelity Institutional
	Money Market Funds –
	Money Market Portfolio,
	0.04%(b)	$310,288
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $310,288)	$310,288
	Total Investments
	(Cost $2,163,563) –
	106.08%	$2,216,647
	Liabilities in Excess
	of Other Assets –
	(6.08)%	(127,095)
	TOTAL NET ASSETS –
	100.00%	$2,089,552
Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown is the effective rate as of October 31, 2014.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

October 31, 2014

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Assets:
Investments at value
Unaffiliated issuers	$462,945,450	$66,703,928	$2,216,647
Affiliated issuers	1,275,130	1,261,600	—
Receivable for investments sold	2,454,524	55,740	—
Receivable for fund shares issued	79,743	14,289	6,400
Dividends and interest receivable	75,862	10,257	462
Prepaid expenses	19,252	17,172	8,696
Due from Advisor	—	—	11,222
Total Assets	466,849,961	68,062,986	2,243,427
Liabilities:
Payable for investments purchased	3,480,691	347,396	130,182
Payable for fund shares purchased	138,452	10,918	—
Payable to Officers & Directors	17,306	17,306	—
Payable to Advisor	373,366	69,141	—
Accrued expenses & other liabilities	124,036	47,650	23,693
Total Liabilities	4,133,851	492,411	153,875
Net Assets	$462,716,110	$67,570,575	$2,089,552
Net Assets Consist of:
Capital Stock	$332,989,823	$51,325,474	$2,138,214
Accumulated undistributed
net investment loss	(2,427,532)	(1,015,771)	—
Accumulated undistributed net realized
income (loss) on investments sold	30,981,599	9,182,784	(101,746)
Net unrealized appreciation
on investments	101,172,220	8,078,088	53,084
Total Net Assets	$462,716,110	$67,570,575	$2,089,552
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	12,852,715	4,025,046	147,652
Net Assets	$462,716,110	$67,570,575	$2,089,552
Net asset value and
offering price per share	$36.00	$16.79	$14.15
Cost of Investments
Unaffiliated issuers	$359,866,803	$58,158,150	$2,163,563
Affiliated issuers	3,181,557	1,729,290	—

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Periods Ended October 31, 2014

			Perritt
	Perritt MicroCap	Perritt Ultra	Low Priced
	Opportunities Fund	MicroCap Fund	Stock Fund(1)
Investment Income:
Dividend income	$3,188,671	$522,278	$10,783
Less: Foreign taxes withheld
and issuance fees	—	—	(301)
Interest income	6,308	3,167	60
Total investment income	3,194,979	525,445	10,542
Expenses:
Investment advisory fee	4,692,367	1,278,626	12,715
Shareholder servicing	372,356	109,040	12,105
Administration fee	171,797	38,741	459
Fund accounting expenses	97,774	27,101	2,819
Officer & directors’ fees & expenses	74,084	74,084	—
Federal & state registration fees	51,414	41,113	17,864
Printing & Mailing fees	43,139	13,218	6,293
Professional fees	38,061	35,423	34,859
Custodian fees	27,775	17,255	2,110
Other expense	15,940	5,575	1,708
Interest Expense	—	4,532	—
Total expenses	5,584,707	1,644,708	90,932
Less waiver	—	—	(71,859)
Total expenses net of waiver	5,584,707	1,644,708	19,073
Net investment loss	(2,389,728)	(1,119,263)	(8,531)
Realized and Unrealized
Gain/(Loss) on Investments:
Net realized gain/(loss) on
investments from sales of:
Unaffiliated issuers	30,967,849	9,752,324	(144,117)
Affiliated issuers	—	(23,979)	—
Change in unrealized appreciation/
(depreciation) on investments	(928,749)	(4,289,335)	53,084
Net realized and unrealized
gain/(loss) on investments	30,039,100	5,439,010	(91,033)
Net Increase/(Decrease) in Net Assets
Resulting From Operations	$27,649,372	$4,319,747	$(99,564)

(1)	The Low Priced Stock Fund commenced operations on February 28, 2014.

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Changes in Net Assets

			Perritt Low
	Perritt MicroCap		Perritt Ultra		Priced Stock
	Opportunities Fund		MicroCap Fund		Fund
					For the Period
					February 28,
	For the	For the	For the	For the	2014(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	October 31,	October 31,	October 31,	October 31,	October 31,
	2014	2013	2014	2013	2014
Operations:
Net investment loss	$(2,389,728)	$(728,345)	$(1,119,263)	$(632,694)	$(8,531)
Net realized gain/(loss)
on investments	30,967,849	44,768,270	9,728,345	3,093,467	(144,117)
Change in unrealized
appreciation/(depreciation)
on investments	(928,749)	84,142,856	(4,289,335)	16,880,044	53,084
Net increase/(decrease) in
net assets resulting
from operations	27,649,372	128,182,781	4,319,747	19,340,817	(99,564)
Dividends and Distributions
to Shareholders:
Net investment income	—	(2,669,596)	—	—	—
Net realized gains	(43,420,318)	—	(2,070,525)	—	—
Total dividends
and distributions	(43,420,318)	(2,669,596)	(2,070,525)	—	—
Capital Share Transactions:
Proceeds from shares issued	84,350,465	107,694,894	81,046,493	41,811,416	2,147,565
Proceeds from shares
issued from transfer
in-kind (Note 12)	—	—	—	—	161,915
Reinvestment
of distributions	40,439,455	2,464,206	1,974,026	—	—
Cost of shares redeemed	(109,819,002)	(80,483,998)	(99,831,983)	(27,747,260)	(120,393)
Redemption fees	46,675	39,936	133,121	18,027	29
Net increase/(decrease) in
net assets from capital
share transactions	15,017,593	29,715,038	(16,678,343)	14,082,183	2,189,116
Total Increase/(Decrease)
in Net Assets	(753,353)	155,228,223	(14,429,121)	33,423,000	2,089,552
Net Assets
Beginning of the year	463,469,463	308,241,240	81,999,696	48,576,696	—
End of the year	$462,716,110	$463,469,463	$67,570,575	$81,999,696	$2,089,552
Accumulated undistributed
net investment loss	$(2,427,532)	$(2,139,898)	$(1,015,771)	$(837,584)	$—
Capital Share Transactions:
Shares sold	2,340,033	3,346,610	4,586,672	3,031,237	145,161
Shares issued from transfer
in-kind (Note 12)	—	—	—	—	10,794
Shares issued on reinvestment
of distributions	1,185,213	89,154	122,080	—	—
Shares redeemed	(3,071,883)	(2,683,208)	(5,736,409)	(2,202,381)	(8,303)
Net increase/(decrease) from
capital share transactions	453,363	752,556	(1,027,657)	828,856	147,652

(1)	Commencement of operations.

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$37.38	$26.47	$23.43	$24.52	$19.83
Income/(loss) from investment operations:
Net investment income/(loss)2	(0.18)	(0.06)	0.10	(0.11)	(0.15)
Net realized and unrealized
gain/(loss) on investments	2.29	11.21	2.94	(0.98)	4.84
Total from investment operations	2.11	11.15	3.04	(1.09)	4.69
Less dividends and distributions:
From net investment income	—	(0.24)	—	—	—
Distributions from net realized gains	(3.49)	—	—	—	—
Total dividends and distributions	(3.49)	(0.24)	—	—	—
Redemption fees2	—	3	—	3	—	3	—	3	—	3
Net asset value, end of period	$36.00	$37.38	$26.47	$23.43	$24.52
Total return1	6.17%	42.46%	12.97%	(4.45%)	23.59%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$462,716	$463,469	$308,241	$337,975	$371,998
Ratio of net expenses to average net assets	1.19%	1.22%	1.26%	1.22%	1.27%
Ratio of net investment income/(loss)
to average net assets	(0.51%)	(0.20%)	0.38%	(0.42%)	(0.67%)
Portfolio turnover rate	29.1%	41.4%	14.0%	25.4%	41.5%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the Years Ended October 31,
	2014	2013		2012		2011	2010
Net asset value, beginning of period	$16.23	$11.50		$10.90		$11.10	$8.14
Income/(loss) from investment operations:
Net investment loss2	(0.19)	(0.15)		(0.06)		(0.15)	(0.06)
Net realized and unrealized
gain/(loss) on investments	1.12	4.88		0.66		(0.06)	3.02
Total from investment operations	0.93	4.73		0.60		(0.21)	2.96
Less dividends and distributions:
Distributions from net realized gains	(0.39)	—		—		—	—
Total dividends and distributions	(0.39)	—		—		—	—
Redemption fees2	0.02	—	3	—	3	0.01	—	3
Net asset value, end of period	$16.79	$16.23		$11.50		$10.90	$11.10
Total return1	5.96%	41.13%		5.50%		(1.80%)	36.36%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$67,571	$82,000		$48,577		$63,290	$96,532
Ratio of net expenses to average net assets	1.56%	1.75%		1.85%		1.65%	1.72%
Ratio of net investment loss to average net assets	(1.06%)	(1.14%)		(0.56%)		(1.11%)	(0.57%)
Portfolio turnover rate	64.2%	33.9%		14.6%		17.9%	29.0%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period From
February 28, 20144
to
October 31,
2014
Net asset value, beginning of period	$15.00
Income/(loss) from investment operations:
Net investment loss2	(0.06)
Net realized and unrealized loss on investments	(0.79)
Total from investment operations	(0.85)
Redemption fees2	—	3
Net asset value, end of period	$14.15
Total return1,5,7	(5.67%)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,090
Ratio of net expenses to average net assets6	1.50%
Ratio of net investment loss to average net assets6	(0.67%)
Ratio of expenses (prior to reimbursement) to average net assets6	7.15%
Ratio of net investment loss (prior to reimbursement) to average net assets6	(6.32%)
Portfolio turnover rate7	49.0%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Commencement of operations.
5	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.
6	Annualized for periods less than one year.
7	Not annualized for periods less than one year.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements

October 31, 2014

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.  The Perritt Low Priced Stock Fund commenced operations on February 28, 2014.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.  Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security.  Investment and shareholder transactions are recorded on the trade date.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2014 by decreasing paid-in capital by $2,118,042, decreasing accumulated net investment loss by $2,102,094 and increasing accumulated net realized gain by $15,948.  The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2014 by decreasing paid-in capital by $414,198, decreasing accumulated net investment loss by $941,076 and decreasing accumulated net realized gain by $526,878.  The Low Priced Stock Fund has reclassified the components of its capital accounts for the period ended October 31, 2014 by decreasing paid-in capital by $50,902, decreasing accumulated net investment loss by $8,531 and decreasing accumulated net realized loss by $42,371.

h.
As of and during the period ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the period ended October 31, 2014, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2010.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

• Level 1 –	Quoted prices in active markets for identical securities.
• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2014:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,647,687	$—	$—	$60,647,687
Consumer Staples	30,174,522	—	—	30,174,522
Energy	48,365,129	—	—	48,365,129
Financial	54,032,223	—	—	54,032,223
Health Care	28,430,370	—	—	28,430,370
Industrials	86,916,695	—	—	86,916,695
Information Technology	81,977,311	—	—	81,977,311
Materials	26,140,177	—	—	26,140,177
Total Common Stocks	416,684,114	—	—	416,684,114
Real Estate Investment Trusts	19,128,780	—	—	19,128,780
Warrants
Financial	—	0	—	—
Total Warrants	—	—	—	—
Short Term Investments	28,407,686	—	—	28,407,686
Total Investments
in Securities	$464,220,580	$—	$—	$464,220,580

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,295,746	$—	$—	$9,295,746
Consumer Staples	2,601,166	—	35,000	2,636,166
Energy	3,062,355	—	—	3,062,355
Financial	7,620,227	—	—	7,620,227
Health Care	4,846,077	—	—	4,846,077
Industrials	13,606,845	—	—	13,606,845
Information Technology	22,154,101	—	—	22,154,101
Materials	2,076,666	—	—	2,076,666
Total Common Stocks	65,263,183	—	35,000	65,298,183
Real Estate Investment Trusts	425,000	—	—	425,000
Warrants
Consumer Staples	—	—	0	—
Energy	—	0	0	—
Information Technology	4,955	49,500	—	54,455
Total Warrants	4,955	49,500	—	54,455
Short Term Investments	2,187,890	—	—	2,187,890
Total Investments
in Securities	$67,881,028	$49,500	$35,000	$67,965,528

Perritt Low Priced Stock Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$213,303	$—	$—	$213,303
Energy	109,117	—	—	109,117
Financial	181,057	—	—	181,057
Health Care	287,019	—	—	287,019
Industrials	502,654	—	—	502,654
Information Technology	449,550	—	—	449,550
Materials	82,418	—	—	82,418
Utilities	29,952	—	—	29,952
Total Common Stocks	1,855,070	—	—	1,855,070
Real Estate Investment Trusts	51,289	—	—	51,289
Short Term Investments	310,288	—	—	310,288
Total Investments
in Securities	$2,216,647	$—	$—	$2,216,647

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.
Below are the transfers into or out of Levels 1 and 2 for the Funds. It is the Funds’ policy to record transfers using fair values measured at the end of the reporting period.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Transfers into Level 1	$—	$2,222,975	$—
Transfers out of Level 1	—	—	—
Net Transfers in/out of Level 1	$—	$2,222,975	$—
Transfers into Level 2	$—	$—	$—
Transfers out of Level 2	—	2,222,975	—
Net Transfers in/out of Level 2	$—	$(2,222,975)	$—

The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.

As of October 31, 2014, the MicroCap Fund and the Low Priced Stock Fund did not hold any Level 3 securities.  As of October 31, 2014, the values of the Ultra MicroCap Fund’s Level 3 securities were $35,000.  As there is no active market for these level 3 securities, the value is being derived from qualitative information.  The fair value of the warrants is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant. An increase in the underlying equity security’s price will increase the fair value of the warrant security.  Alternatively, a decrease in the underlying equity security’s price will decrease the fair value of the warrant security.  An increase in the discount to book value will decrease the fair value of the equity security.  Alternatively, a decrease in the discount to book value will increase the fair value of the equity security.

Below is a reconciliation that details the activity of the Level 3 securities held in the Ultra MicroCap Fund during the year ended October 31, 2014:

	Ultra MicroCap Fund
Beginning Balance – November 1, 2013	$0	*
Purchases	35,000
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Realized losses	—
Change in unrealized gains	—
Ending Balance – October 31, 2014	$35,000
* Balance represents the fair value of Level 3 warrants held as of November 1, 2013.

The following table presents information about unobservable inputs related to the Fund’s categories of Level 3 investments as of October 31, 2014.

	Fair Value at	Valuation	Unobservable
	10/31/14	Techniques	Inputs	Ranges
Equity	—	Intrinsic Value	No Active Market	N/A
Securities	$35,000	Intrinsic Value	Discount to book value	50%
Warrants	—	Intrinsic	Warrant strike price and	N/A
		Value	underlying stock price

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Funds.  Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million.  At October 31, 2014, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had fees due to the Advisor of $373,366, $69,141 and $0, respectively.  As of October 31, 2014, the Adviser had fees due to the Low Priced Stock Fund of $11,222.  For the period ended October 31, 2014, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $4,692,367, $1,278,626 and $12,715, respectively.

With regards to the Low Priced Stock Fund, the investment adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50%.  This arrangement cannot be terminated prior to February 28, 2015 without the consent of the Board of Directors.  The investment adviser is permitted to recapture amounts waived and/or reimbursed within three years after the fiscal year in which the adviser earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above.  Additionally, the investment advisor has agreed to voluntarily waive any salaries and fees of all officers and directors of the Low Priced Stock Fund during its first year of operations.  The salaries and fees waived by the investment advisor are not eligible for recapture.  Voluntary expense waivers may be discontinued at any time.

For the period ended October 31, 2014, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $71,859, which is eligible for recapture through October 31, 2017.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

5.	Investment Transactions
Purchases (including securities transferred in-kind) and sales of securities, excluding short-term investments, for the period ended October 31, 2014, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Governments	Other	Governments	Other
MicroCap Fund	$—	$125,672,095	$—	$133,090,364
Ultra MicroCap Fund	$—	$59,234,502	$—	$71,888,767
Low Priced Stock Fund	$—	$2,834,383	$—	$835,966

6.	Federal Income Tax Matters
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Cost of investments for tax purposes	$363,094,953	$59,905,334	$2,142,282
Gross tax unrealized appreciation	133,371,335	16,215,761	158,709
Gross tax unrealized depreciation	(32,245,707)	(8,155,567)	(84,344)
Net unrealized appreciation
on investments	101,125,628	8,060,194	74,365
Distributable ordinary income	—	—	—
Distributable long-term capital gains	31,028,191	9,200,678	—
Total distributable earnings	31,028,191	9,200,678	—
Other accumulated losses	(2,427,532)	(1,015,771)	(123,027)
Total accumulated earnings$129,726,287	$16,245,101	$(48,662)

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.
At October 31, 2014, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, and late year ordinary losses of $2,427,532 and $1,015,771, respectively.
The tax composition of distributions paid during the periods ended October 31, 2014 and 2013 were as follows:

	Ordinary Income		Long-term Capital Gains
	2014	2013	2014	2013
MicroCap Fund	$1,411,878	$2,669,596	$42,008,440	$—
Ultra MicroCap Fund	—	—	2,070,525	—
Low Priced Stock Fund	—	N/A	—	N/A

On November 18, 2014, the MicroCap Fund paid long-term capital gains distributions of $2.41959 per share, and the Ultra MicroCap Fund paid long-term capital gains distributions of $2.28554 per share. The Low Priced Stock Fund did not have a distribution.

As of October 31, 2014, the Low Priced Stock Fund had short-term capital losses of $123,027, which have no expiration date.

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At October 31, 2014, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $3,630,000 and $1,474,100, which accounted for 0.78% and 2.18%, respectively, of each Fund’s net assets.  During the period ended October 31, 2014, the Low Priced Stock Fund did not hold any restricted securities.

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to an uncommitted line of credit arrangement with U.S. Bank, N.A. that may be renewed annually under which the MicroCap Fund may borrow up to $23,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $11,500,000 or 33.33% of the sum of the fair value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2013 to October 31, 2014, the MicroCap Fund did not have any borrowings while the Ultra MicroCap Fund had average borrowings of $180,277 and the weighted average interest rate on the line of credit borrowings was 3.25%.  The July 16, 2014, balance of $3,017,000 was the maximum borrowing for the Ultra MicroCap Fund during the year ended October 31, 2014.  At October 31, 2014, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the line of credit.  As of October 31, 2014, the Low Priced Stock Fund does not have a line of credit arrangement.

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates
The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2013

Perritt Funds, Inc.

Notes to Financial Statements (Continued)

through October 31, 2014. No issuers were affiliated with the Low Priced Stock Fund during the period ended October 31, 2014. See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt MicroCap Opportunities Fund

						Value At
	Share Balance At			Share Balance At	Dividend	October 31,
Issuer Name	November 1, 2013	Additions	Reductions	October 31, 2014	Income	2014
Atlas Financial
Holdings, Inc.1	452,800	—	—	452,800	$—	$6,715,024
Full House
Resorts, Inc.	988,173	300	—	988,473	—	1,275,130
					$—	$7,990,154

Perritt Ultra MicroCap Fund

						Value At
	Share Balance At			Share Balance At	Dividend	October 31,
Issuer Name	November 1, 2013	Additions	Reductions	October 31, 2014	Income	2014
Allied
Healthcare
Products, Inc.1	166,982	283,018	210,000	240,000	$—	$451,200
CTI Industries
Corp.	150,300	27,800	6,100	172,000	—	696,600
1347 Property
Insurance
Holdings, Inc.1	—	201,300	135,857	65,443	—	509,801
Orbit
International
Corp.	145,000	132,064	51,064	226,000	—	565,000
SmartPros LTD1	260,000	16,330	81,330	195,000	14,379	327,600
					$14,379	$2,550,201

1	Issuer was not an affiliate as of October 31, 2014.

12.	Transfer In-Kind

Upon commencement of operations, the Low Priced Stock Fund accepted cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued at a value of $161,915.  As a result of the in-kind contribution, the Low Priced Stock Fund issued 10,794 shares at net asset value of $15.00.

13.	Beneficial Ownership

With the exception of the Perritt Low Priced Stock Fund, the Advisor and its affiliates do not beneficially own more than 25% of a Fund’s shares as of October 31, 2014.  The Advisor and its affiliates own 49.80% of the Perritt Low Priced Stock Fund as of October 31, 2014.

Perritt Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Perritt Funds, Inc., comprising Perritt Ultra MicroCap Fund, Perritt MicroCap Opportunities Fund, and Perritt Low Priced Stock Fund (the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund, and the related statements of operations and changes in net assets, and financial highlights for the period February 28, 2014 (commencement of operations) through October 31, 2014, for Perritt Low Priced Stock Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Perritt Funds, Inc. as of October 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
December 18, 2014

(This Page Intentionally Left Blank.)

Perritt Funds, Inc.

Expense Example (Unaudited)	October 31, 2014

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	October 31, 2014

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/14	10/31/14	5/1/14 – 10/31/141
Actual
Perritt MicroCap Opportunities	$1,000.00	$1,000.30	$6.00
Perritt Ultra MicroCap Fund	$1,000.00	$ 944.30	$8.33
Perritt Low Priced Stock Fund	$1,000.00	$ 985.40	$7.51

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,019.21	$6.06
Perritt Ultra MicroCap Fund	$1,000.00	$1,016.64	$8.64
Perritt Low Priced Stock Fund	$1,000.00	$1,017.64	$7.63

1
Expenses are equal to the Fund’s annualized expense ratio of 1.19% for the MicroCap Fund, 1.70% for the Ultra MicroCap Fund and 1.50% for the Low Priced Stock Fund for the six-month period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI).  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	Perritt
Age: 52		successor	Estate Broker in the State	MicroCap
	Portfolios in	elected; 18 years,	of Montana. She has been	Opportunities
	Fund Complex	Perritt MicroCap	a partner and a principal	Fund, Inc.
	Overseen: 3	Opportunities	owner of a real estate sales
		Fund; 10 years,	company, Bozeman Broker
		Perritt Ultra	Group, since April 2004.
		MicroCap Fund;	She has been licensed
		and since	in the state of Montana
		inception,	since 1995.
Perritt Low Priced
Stock Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	Perritt
Age: 57		successor	with the law firm of Fergeson,	MicroCap
	Portfolios in	elected; 25 years,	Skipper, et. al. in Sarasota,	Opportunities
	Fund Complex	Perritt MicroCap	Florida and has been	Fund, Inc.
	Overseen: 3	Opportunities	employed with such firm
		Fund; 10 years,	since April 1989.
Perritt Ultra
MicroCap Fund;
and since
inception,
Perritt Low Priced
Stock Fund

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	Perritt
Age: 49		as President;	President of the Perritt	MicroCap
			MicroCap Opportunities	Opportunities
	Portfolios in	As Director,	Fund since November	Fund, Inc.
	Fund Complex	indefinite until	1999 and President of the
	Overseen: 3	successor	Perritt Ultra MicroCap Fund
		elected;	since August 2004. He has
		Director since	served as President of the
		October 5, 2010;	Advisor since October 5,
		15 years as	2010, and previously served
		President of	as Vice President of the
		Perritt MicroCap	Advisor from February
		Opportunities	1997 until October 5, 2010.
		Fund; 10 years	Mr. Corbett began his
		as President of	tenure with Perritt Capital
		Perritt Ultra	Management in 1990 as a
		MicroCap Fund;	research analyst. He assumed
		and since	portfolio management
		inception,	responsibilities in 1996
		Perritt Low Priced	and now serves as portfolio
		Stock Fund	manager for both funds.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 52	and Treasurer	2 years	President and Treasurer of the
Funds and Chief Financial
Officer of the Adviser since
February 2012. He has over
25 years of experience in
corporate accounting,
administration, tax analysis
and strategic planning for
growth and development. He
has a BS in accounting, an
MBA from DePaul University,
and is a CPA and CFA.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 17 years of	N/A
Age: 51			experience in the mutual fund
		4 years	industry, including a previous
tenure at the Advisor beginning
in 1990. Mrs. Hearst returned
to the Advisor in 2007.

Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 55	and Chief		Chief Compliance Officer
	Compliance	4 years	since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Tax Notice

For the year end October 31, 2014, the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Low Priced Stock Fund did not pay any interest related dividends under the Internal Revenue Code Section 87(k)(1)(c).  Additionally, for the year ended October 31, 2014, 100% and 0% of the distributions paid by the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund were designated as short-term capital gain distributions designated under the Internal Revenue Code Section 871(k)(2)(c).  The Perritt Low Priced Stock Fund did not have any short-term capital gain distributions during the period ended October 31, 2014.

The percentage of dividend income distributed for the year ended October 31, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100%, 0% and 0% for the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Low Priced Stock Fund, respectively.  Of the dividends paid by the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Low Priced Stock Fund, 100%, 0% and 0%, respectively, qualify for the corporate dividends received deduction.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and
•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• Simple IRA	Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund,
the Perritt Ultra MicroCap Fund and/or
the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$39,000	$27,000
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$6,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd. for the fiscal years ended October 31, 2014 and October 31, 2013, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    December 22, 2014

By (Signature and Title)*    /s/ Mark J. Buh
Mark J. Buh, Treasurer

Date    December 22, 2014

* Print the name and title of each signing officer under his or her signature.